EXECUTION VERSION

INCREMENTAL AMENDMENT (TERM A-1 LOAN)
INCREMENTAL AMENDMENT (TERM A-1 LOAN), (this “Incremental Amendment (Term A-1 Loan)”), dated as of May 14, 2014, between, among others, COLFAX CORPORATION, a Delaware corporation (the “US Borrower” or “Parent”), the other US Obligations Guarantors, the financial institutions party hereto as Incremental Term A-1 Lenders (each as defined below) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and DEUTSCHE BANK SECURITIES, INC., BANK OF AMERICA, N.A., CITIBANK, N.A., and HSBC SECURITIES (USA) INC. as joint lead arrangers and book managers. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.
W I T N E S S E T H :

WHEREAS, the US Borrower, Colfax UK Holdings Ltd, a company organized under the laws of England and Wales, certain Subsidiaries of the Parent, the Lenders (as defined therein) and the Administrative Agent have entered into that certain Credit Agreement, dated as of September 12, 2011 (as amended as of January 13, 2012, as further amended on February 22, 2013, as further amended on November 7, 2013 and as further amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the US Borrower has hereby notified the Administrative Agent that it is requesting an Incremental Term A Facility comprised of new Term A-1 Commitments in an aggregate principal amount of $150,000,000 which shall constitute part of, and be added to, the existing Term A-1 Facility and pursuant to which additional Term A-1 Loans may be made to the US Borrower, in accordance with Sections 2.14(a) and (e) of the Credit Agreement (the “Incremental Term A-1 Facility”);
WHEREAS, pursuant to Section 2.14(a) of the Credit Agreement, the US Borrower may establish such Incremental Term A-1 Facility by entering into an amendment with each institution that agrees to provide such Incremental Term A-1 Facility (each an “Incremental Term A-1 Lender”) and the Administrative Agent;
WHEREAS, each of the Incremental Term A-1 Lenders identified in the signature pages hereto has indicated its willingness to provide the Incremental Term A-1 Facility on the terms and subject to the conditions herein contained;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.Incremental Term A-1 Facility. (a) The Administrative Agent has prepared a schedule (the “Incremental Term A-1 Facility Schedule”) which sets forth the allocated commitments received by the Administrative Agent from each Incremental Term A-1 Lender party to this Incremental Amendment (Term A-1 Loan). Subject to paragraph 1(c) below, each Incremental Term A-1 Lender party to this Incremental Amendment (Term A-1 Loan) hereby severally agrees to provide the new Term A-1 Commitment set forth opposite its name on the Incremental Term A-1 Facility Schedule and notified to it by the Administrative Agent (for each such Incremental Term A-1 Lender, its “Incremental Term A-1 Facility Commitment”), with each such Incremental Term A-1 Facility Commitment to be effective as of the Incremental Effective Date. Each Incremental Term A-1 Facility Commitment provided pursuant to this Incremental Amendment (Term A-1 Loan) shall be subject to all of the terms and conditions set forth in the Credit Agreement, and prior to the funding of Term A-1 Loans pursuant thereto on the Funding Date shall collectively constitute a separate and distinct Facility from the existing Term A-1 Facility for all purposes of the Credit Agreement. The parties hereby agree that on the Funding Date (as defined below), and notwithstanding anything to the contrary contained in the Credit Agreement, (1) the Term A-1 Facility shall increase by the Incremental Term A-1 Facility effected hereby, (2) each Incremental Term A-1 Lender shall become a Term A-1 Lender and (3) there shall be an automatic adjustment to the Applicable Percentage in respect of the Term A-1 Facility of each Term A-1 Lender resulting from the Incremental Term A-1 Facility.
(b)    Subject to paragraph 1(c) below, the Incremental Term A-1 Facility shall, immediately prior to the funding of Term A-1 Loans by the Incremental Term A-1 Lenders on the Funding Date, (i) become a part of the Term A-1 Commitment for all purposes of the Credit Agreement and the other Loan Documents and (ii) the Term A-1 Loans funded by the Incremental Term A-1 Lenders on the Funding Date shall be subject to the same Applicable Margin, prepayment provisions, Maturity Date and other terms and conditions applicable to the Term A-1 Commitment and the Term A-1 Loans under the Credit Agreement and the other Loan Documents.
(c)    In furtherance of preceding clause (b)(ii), Section 2.07(a) of the Credit Agreement is hereby amended by inserting the text “(i) increased on the Funding Date (as defined in the Incremental Amendment (Term A-1 Loan) dated May 14, 2014 between, among others, the US Borrower and the Administrative Agent) in accordance with Section 2.14(e) in respect of the Term A-1 Loans provided on such date and (ii)” immediately preceding the text “reduced as a result of the application of prepayments” appearing in the parenthetical of the first sentence of Section 2.07(a).
(d)    The Term A-1 Loans with respect to the Incremental Term A-1 Facility shall be available to be drawn in full on any single Business Day on or after the Incremental Effective Date (the “Funding Date”) subject to the requirements of Sections 2.02, 2.14(a), 2.14(f) and 4.03 of the Credit Agreement provided that, in the event that the Funding Date does not occur on or prior to May 16, 2014, the Incremental Term A-1 Facility shall be cancelled for all purposes of the Credit Agreement and the other Loan Documents.

2.Conditions to Effectiveness. This Incremental Amendment (Term A-1 Loan) shall become effective on the date (the “Incremental Effective Date”) when each of the following conditions shall have been satisfied:

(i)
this Incremental Amendment (Term A-1 Loan) shall have been executed and delivered by the US Borrower, each other US Obligations Guarantor, each Incremental Term A-1 Lender and the Administrative Agent; and

(i)	the Administrative Agent shall have received:
(a)     certified copies of resolutions of the Boards of Directors (or the equivalent governing body) of the US Borrower and each other US Obligations Guarantor or statements of unanimous written consent in lieu thereof of each such party approving the matters set forth in this Incremental Amendment (Term A-1 Loan) and the transactions contemplated herein, and such resolutions or statements, as the case may be, shall be in form and substance reasonably satisfactory to the Administrative Agent;
(b)    an executed opinion in a form reasonably satisfactory to the Administrative Agent of Allen & Overy LLP, legal advisers to the Loan Parties on matters of New York law;
(c)    an officer’s certificate of a Responsible Officer of Parent certifying that (1) on the date of request for the Incremental Term A-1 Facility and the Incremental Effective Date, the conditions in Section 2.14(d) of the Credit Agreement and Section 4.03 of the Credit Agreement were (or shall be) satisfied, (2) on the Incremental Effective Date and after giving pro forma effect to the Incremental Term A-1 Facility (and to the incurrence of Term A-1 Loans to be made pursuant to the Incremental Term A-1 Facility, assuming the utilization in full of all new Term A-1 Commitments provided pursuant thereto), no Default or Event of Default shall have occurred and be continuing and (3) the other requirements of Section 2.14(a) of the Credit Agreement have been complied with in respect of the Incremental Term A-1 Facility; and
(d)    the US Borrower shall have paid all fees and other amounts due and payable to the Administrative Agent and the Incremental Term A-1 Lenders, including, to the extent invoiced, reimbursement or payment of reasonable and documented out-of-pocket expenses in connection with this Incremental Amendment (Term A-1 Loan) and any other out-of pocket expenses of the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in each case as required to be paid or reimbursed pursuant to the Credit Agreement.
3.US Borrower Covenants. By its execution of this Incremental Amendment (Term A-1 Loan), the US Borrower hereby covenants, and agrees, that (i) the proceeds of the Term

A-1 Loans with respect to the Incremental Term A-1 Facility shall be used by the US Borrower pursuant to the terms and provisions of the Credit Agreement, (ii) it shall be liable for all Obligations with respect to the Term A-1 Loans provided pursuant to the Credit Agreement as amended by this Incremental Amendment (Term A-1 Loan) and (iii) all such Obligations shall be entitled to the benefit of (x) the guaranty set forth in Article X of the Credit Agreement as, and to the extent, provided therein and (y) the Collateral Documents as, and to the extent, provided therein and in the Credit Agreement (as amended hereby).
4.Lender Covenants. Each Incremental Term A-1 Lender party to this Incremental Amendment (Term A-1 Loan), to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Assignee, (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Amendment (Term A-1 Loan) and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender, and (v) in the case of each Incremental Term A-1 Lender organized under the laws of a jurisdiction outside the United States, confirms that it has delivered the forms and/or US Tax Compliance Certificate referred to in Section 3.01(e)(ii)(B) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United States withholding taxes with respect to all payments to be made to it by the US Borrowers under the Credit Agreement and the other Loan Documents.
5.Acknowledgments. (a) By their execution of this Incremental Amendment (Term A-1 Loan), each US Obligations Guarantor hereby acknowledges and confirms that (i) the guaranty provided pursuant to and in accordance with the Credit Agreement and the other Loan Documents to which it is a party continues in full force and effect and (ii) all of its obligations thereunder remain valid and enforceable, in each case after giving effect to this Incremental Amendment (Term A-1 Loan), the Incremental Term A-1 Facility and the funding of the Term A-1 Loans pursuant thereto (assuming the utilization in full of all new Term A-1 Commitments provided pursuant thereto).
(b)    Each US Obligations Guarantor further acknowledges and agrees that all Obligations with respect to the Term A-1 Loans provided pursuant to the Credit Agreement as amended by this Incremental Amendment (Term A-1 Loan) shall (i) be fully guaranteed pursuant to the guaranty set forth in Article X of the Credit Agreement as, and to the extent, provided therein and (ii) be entitled to the benefits of the Collateral Documents as, and to the extent, provided therein and in the Credit Agreement (as amended hereby).
(c)    The US Borrower, the Administrative Agent and the Incremental Term A-1 Lenders that are Assuming Lenders party hereto hereby acknowledge and agree pursuant to Section 2.14(d)(ii) of the Credit Agreement that this Incremental Amendment (Term A-1 Loan) constitutes an Assumption Agreement.
(d)     The US Borrower, the Administrative Agent and the Incremental Term A-1 Lenders that are Increasing Lenders party hereto hereby acknowledge and confirm pursuant to Section 2.14(d)(iii) of the Credit Agreement that this Incremental Amendment (Term A-1 Loan) constitutes a written confirmation of the increase in the amount of Term A-1 Commitments for each Increasing Lender, with each Increasing Lender’s total Term A-1 Commitment set forth opposite its name in the Incremental Term A-1 Facility Schedule.
a.Entire Agreement. This Incremental Amendment (Term A-1 Loan), the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Incremental Amendment (Term A-1 Loan) is a Loan Document.
6.Effect of Amendment. (a) Except as expressly set forth in this Incremental Amendment (Term A-1 Loan) or in the Credit Agreement, this Incremental Amendment (Term A-1 Loan) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties pursuant to the terms set forth therein (including all Obligations incurred pursuant to this Incremental Amendment (Term A-1 Loan)), in each case, as amended by this Incremental Amendment (Term A-1 Loan). Nothing herein shall be deemed to entitle the US Borrower to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(a)    On and after the Incremental Effective Date, each reference in the Credit Agreement to “this Incremental Amendment (Term A-1 Loan)”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Credit Agreement as modified by this Incremental Amendment (Term A-1 Loan). This Incremental Amendment (Term A-1 Loan) shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

7.Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Incremental Amendment (Term A-1 Loan).
8.Amendment, Modification and Waiver. After the execution and delivery to the Administrative Agent of a fully executed copy of this Incremental Amendment (Term A-1 Loan) (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Incremental Amendment (Term A-1 Loan) may only be changed, modified or varied by written instrument (x) prior to the Funding Date, executed by each of the parties hereto and (y) on and after the Funding Date (after the occurrence thereof) in accordance with the requirements for the modification of Loan Documents pursuant to Section 11.01 of the Credit Agreement. In the event of any conflict between the terms of this Incremental Amendment (Term A-1 Loan) and those of the Credit Agreement, the terms of the Credit Agreement shall control.
THIS INCREMENTAL AMENDMENT (TERM A-1 LOAN) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Incremental Amendment (Term A-1 Loan) as of the date first written above.
COLFAX CORPORATION
as US Borrower and Parent

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	Senior Vice President, Chief Financial Officer and Treasurer
ALCOTEC WIRE CORPORATION

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President
ALLOY RODS GLOBAL, INC.

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President
ANDERSON GROUP INC.

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President

Signature Page to Colfax Incremental Amendment (Term A-1 Loan)

CLARUS FLUID INTELLIGENCE, LLC

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President

CLFX SUB HOLDING LLC

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President
COLFAX FLUID HANDLING LLC

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President
CONSTELLATION PUMPS CORPORATION

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President
DISTRIBUTION MINING & EQUIPMENT COMPANY, LLC

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President

Signature Page to Colfax Incremental Amendment (Term A-1 Loan)

EMSA HOLDINGS, INC.

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President

FAN GROUP, INC.

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President
HOWDEN AMERICA FAN COMPANY

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	Chief Financial Officer
HOWDEN COMPRESSORS, INC.

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	Chief Financial Officer

Signature Page to Colfax Incremental Amendment (Term A-1 Loan)

HOWDEN NORTH AMERICA INC.

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	Chief Financial Officer

HOWDEN WATER TECHNOLOGY INC.

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President

IMO HOLDINGS, INC.

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President
IMO INDUSTRIES INC.

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President

Signature Page to Colfax Incremental Amendment (Term A-1 Loan)

PORTLAND VALVE LLC

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President
SHAND HOLDINGS, INC.

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President

SHAWEBONE HOLDINGS INC.

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President

THE ESAB GROUP, INC.

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President

Signature Page to Colfax Incremental Amendment (Term A-1 Loan)

TOTAL LUBRICATION MANAGEMENT COMPANY

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President

WARREN PUMPS LLC

By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	President

Signature Page to Colfax Incremental Amendment (Term A-1 Loan)

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and Incremental Term A-1 Lender

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

By:	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Vice President

Signature Page to Colfax Incremental Amendment (Term A-1 Loan)